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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 2004
American Home Mortgage Securities LLC (as depositor under the American Home Mortgage Investment Trust 2004-1 Indenture dated as of March 31, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-1)

                     AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


           Delaware                  333-112273                  20-0103914
           --------                  ----------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)


520 Broadhollow Road                                              11747
Melville, New York                                               --------
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700



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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.
             For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Not applicable

             (b) Not applicable (c) Exhibits:


             EXHIBIT NO.        DESCRIPTION
             -----------        -----------
             3.1                Amended and Restated Trust Agreement, dated as
                                of March 31, 2004, among American Home Mortgage
                                Securities LLC, as Depositor, Wilmington Trust
                                Company, as Owner Trustee and Wells Fargo Bank,
                                National Association, as Certificate Registrar and Certificate Paying Agent.


             EXHIBIT NO.        DESCRIPTION
             -----------        -----------
             4.1                Indenture dated as of March 31, 2004, between
                                American Home Mortgage Investment Trust Series
                                2004-1, as Issuer, Wells Fargo Bank, National
                                Association, as Indenture Trustee and Wells
                                Fargo Bank, National Association.

             EXHIBIT NO.        DESCRIPTION
             -----------        -----------
             99.1               Servicing Agreement, dated as of March 31, 2004,
                                between American Home Mortgage Securities LLC, as Depositor, Columbia National, Incorporated, as Master Servicer, Wells Fargo Bank, National
                                Association, as Indenture Trustee.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN HOME MORTGAGE SECURITIES LLC.
                                        By:     /s/ Alan Horn
                                              --------------------------------
                                        Name:    Alan Horn
                                        Title:   Executive Vice President


Dated: April 15, 2004

                                  EXHIBIT INDEX



                         Item 601(a) of        Sequentially
Exhibit                  Regulation S-K        Numbered
Number                   Exhibit No.           Description          Page
------                   -----------           -----------          ----

3.1 Amended and Restated Trust Agreement, dated as of March 31, 2004, among American Home Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Certificate Registrar and Certificate Paying Agent.

4.1 Indenture dated as of March 31, 2004, between American Home Mortgage Investment Trust Series 2004-1, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee and Wells Fargo Bank, National Association.

99.1 Servicing Agreement, dated as of March 31, 2004, between American Home Mortgage Securities LLC, as Depositor, Columbia National, Incorporated, as Master Servicer, Wells Fargo Bank, National Association, as Indenture Trustee.